Taxes	12 Months Ended
Jun. 30, 2017
Taxes [Abstract]
Taxes

Note 13 – Taxes

Income taxes

Cayman Islands

Yulong Eco-Materials is incorporated in the Cayman Islands and conducts all of its business through its PRC subsidiary and VIEs. Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gains. In addition, upon payments of dividends by these entities to their shareholders, no Cayman Islands withholding tax will be imposed.

British Virgin Islands

Yulong BVI is incorporated in the British Virgin Islands and conducts all of its businesses through its PRC subsidiary and VIEs. Under the current laws of the British Virgin Islands, Yulong BVI is not subject to tax on income or capital gains. In addition, upon payments of dividends by these entities to their shareholders, no British Virgin Islands withholding tax will be imposed.

Hong Kong

Yulong HK is incorporated in the Hong Kong and conducts all of its businesses through its PRC subsidiary and VIEs. Companies registered in Hong Kong are subject to Hong Kong Profits Tax on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong. Under Hong Kong tax law, Yulong HK is exempted from income tax on its foreign derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

The net operating losses carried forward incurred by Yulong Hong Kong were approximately $2,071,316 and $1,110,033 as of June 30, 2017 and 2016, respectively, which can be carried forward indefinitely under the pertinent Hong Kong profit tax laws. A full valuation allowance, $341,767 and $183,155 has been recorded as of June 30, 2017 and 2016, respectively, because it is considered more likely than not that the deferred tax assets will not be realized through sufficient future earnings of the entity to which the operating losses relate.

PRC

Yulong WFOE and the VIEs are governed by the income tax laws of the PRC and the income tax provision in respect to operations in the PRC is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations and practices in respect thereof. Under the Enterprise Income Tax Laws of the PRC (the “EIT Laws”), Chinese enterprises are subject to income tax at a rate of 25% after appropriate tax adjustments.

Yulong Bricks utilizes recycled raw materials to produce bricks and is qualified for preferential income tax granted by the State Administration of Taxation: only 90% of revenue attributable to utilization of recycled materials counts for taxable revenue.

Under the EIT Laws, dividends paid by PRC enterprises out of profits earned post-2007 to non-PRC tax resident investors are subject to PRC withholding tax of 10%. A lower withholding tax rate may be applied based on applicable tax treaty with certain countries.

The EIT Laws also provide that enterprises established under the laws of foreign countries or regions and whose “place of effective management” is located within the PRC are considered PRC tax resident enterprises and subject to PRC income tax at the rate of 25% on worldwide income. The definition of “place of effective management” refers to an establishment that exercises, in substance, overall management and control over the production and business, personnel, accounting, properties, and other aspects of an enterprise. No detailed interpretation or guidance has been issued to define “place of effective management”. Furthermore, the administrative practice associated with interpreting and applying the concept of “place of effective management” is unclear. If the Company is deemed as a PRC tax resident, it would be subject to PRC tax under the EIT Law. The Company has analyzed the applicability of this law, and for each of the periods presented, the Company has not accrued for PRC tax on such basis. The Company will continue to monitor changes in the interpretation and/or guidance of this law.

The net operating losses carried forward incurred by the Company’s PRC subsidiaries and VIEs were approximately $2,403,430 and $427,556 as of June 30, 2017 and 2016, respectively, which loss carry forwards gradually expire over time, the last of which expires in 2022. The related deferred tax assets were calculated based on the respective net operating losses incurred by each of the PRC subsidiaries and VIEs and the respective corresponding enacted tax rate that will be in effect in the period in which the losses are expected to be utilized. The Company recorded approximately $15,292,240 and $14,634,601 net valuation allowance as of June 30, 2017 and 2016, respectively, because it is considered more likely than not that this portion of the deferred tax assets will not be realized through sufficient future earnings of the entities to which the operating losses relate.

Provision (benefit) for income taxes is comprised of the following:

	For the years ended June 30,
	2017		2016		2015

Current	$		$		$
Domestic		-		-		-
Foreign		43,262		3,265,059		3,226,780
Deferred
Domestic		-		-		-
Foreign		223,291		92,180		(328,761)
Total provision for income taxes		$266,553		$3,357,239		$2,898,019

The following table reconciles the statutory rates in China to the Company’s effective tax rate for the years ended June 30, 2017, 2016 and 2015:

	June 30, 2017	June 30, 2016	June 30, 2015

Computed tax expense (benefit) with statutory tax rate	25.0%	25.0%	25.0%
Changes in valuation allowance	(15.4)%	(29.6)%	(2.9)%
Foreign tax differential	(5.4)%	0.4%	-%
Tax effect of non-deductible items	(7.8)%	(1.0)%	2.9%
PY Adjustment/True-up	0%	(0.2)%	-%
Effective income tax rates	(3.6)%	(5.4)%	25.0%

The Company’s effective tax rate was (3.6)%, (5.4)% and 25.0% for the years ended June 30, 2017, 2016 and 2015, respectively. The decrease in our effective tax rate is primarily attributable to the pre-tax book loss, change in valuation allowance related to deductible temporary differences and net operating loss as well as increase in non-deductible items such as penalty.

Deferred taxes

Significant components of deferred tax assets and liabilities were as follows:

	June 30, 2017	June 30, 2016

Deferred tax assets
Non-current
Startup cost	$197,174	$201,217
Plant and equipment	(377,653)	140,283
Intangible assets	(94,156)	(49,556)
Staff Education	1,463	1,493
Provision for doubtful accounts	1,465,987	1,184,219
Impairment provision for long-lived assets, intangible assets, and reserve for prepayment, non-current	13,655,377	13,444,794
Net operating loss carryforward in China	942,624	284,276
Total non-current deferred tax assets	15,790,816	15,206,726
Valuation allowance	(15,634,007)	(14,817,756)
Total non-current deferred tax assets, net	156,809	388,970
Total deferred tax assets, net	$156,809	$388,970

Uncertain tax positions

As of June 30, 2017 and 2016, the Company has incurred accumulated deficit in an amount of $(39.4) million and $(32.0) million. Accordingly, aggregate undistributed earnings of Yulong WFOE and the VIEs that are available for distribution to the Company are approximately nil as of June 30, 2017 and 2016, respectively. Such undistributed earnings are considered to be indefinitely reinvested, because the Company does not have any present plan to pay any cash dividends on its ordinary shares in the foreseeable future and intends to retain most of its available funds and any future earnings for use in the operation and expansion of its business. Accordingly, no deferred tax liability has been accrued for the Chinese dividend withholding taxes that would be payable upon the distribution of those amounts to the Company as of June 30, 2017 and 2016.

In addition, a deferred tax liability should be recorded for taxable temporary differences attributable to the excess of financial reporting amounts over tax basis amount in the PRC subsidiary. However, recognition is not required in situations where the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the enterprise expects that it will ultimately use that means. The Company has not recorded any such deferred tax liability attributable to the undistributed earnings of its financial interest in the VIEs because it believes such excess earnings can be distributed in a manner that would not be subject to income tax.

There were no unrecognized tax benefits as of June 30, 2017 and 2016. Management does not anticipate any potential future adjustments in the next twelve months which would result in a material change to its tax positions. For the years ended June 30, 2017 and 2016, the Company did not incur any interest and penalties.

Value added tax

Enterprises or individuals who sell commodities, engage in repair and maintenance or import and export goods in the PRC are subject to a value added tax in accordance with PRC laws. The value added tax (“VAT”) standard rates range from 13% to 17% of the gross sales price. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Company’s finished products can be used to offset the VAT due on sales of the finished product.

Yulong Bricks’ products qualify for “specified building materials” under the PRC law of [2008] No. 156 and is therefore eligible for VAT tax exemption. Yulong Concrete’s products are mainly produced with cement and are eligible for a VAT at the rate of 6% of the gross sale prices under the PRC law of [2009] No. 9. Yulong Concrete’s VAT rate decreased to 3% starting in November 2014.

Taxes payable

Taxes payable consisted of the following:

	June 30, 2017	June 30, 2016

Income taxes payable	$977,247	$1,126,157
VAT taxes payable	240,769	223,307
Other taxes payable	98,584	148,619
Total	$1,316,600	$1,498,083